                            SCHEDULE 14A INFORMATION

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                            ALLEGRO NEW MEDIA, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            ALLEGRO NEW MEDIA, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               SEPTEMBER 5, 1996
                            ------------------------

To the Stockholders of
     ALLEGRO NEW MEDIA, INC.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Allegro New Media, Inc. will be held at the Radisson Hotel located at 690 U.S. Highway #46, Fairfield, New Jersey 07004, on Thursday, September 5, 1996 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

     1. To elect three directors to the Board of Directors;

     2. To consider and act upon a proposal to amend the Company's 1994 Long Term Incentive Plan, increasing the number of shares available for options from 400,000 to 1,000,000, as set forth in Exhibit "A";

     3. To consider and act upon a proposal to amend the Company's Outside Director and Advisor Stock Option Plan, increasing the number of shares authorized from 300,000 to 500,000, as set forth in Exhibit "B";

     4. To consider and act upon such other business as may properly come before this meeting or any adjournment thereof.

     The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

     Only stockholders of record on the books of the Company at the close of business on July 17, 1996 will be entitled to vote at the Annual Meeting of Stockholders or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

                                          By Order of the Board of Directors,

                                          Lori Kramer Cinnamon
                                          Secretary

August 12, 1996
Fairfield, New Jersey

                            ALLEGRO NEW MEDIA, INC.
                               16 PASSAIC AVENUE
                                    UNIT #6
                          FAIRFIELD, NEW JERSEY 07004
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 5, 1996
                            ------------------------

     The Annual Meeting of Stockholders of Allegro New Media, Inc. (the "Company") will be held on Thursday, September 5, 1996 at the Radisson Hotel located at 690 U.S. Highway #46, Fairfield, New Jersey 07004, at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 5, 1996 AND AT ANY ADJOURNMENTS OF SUCH MEETING. The approximate date on which this proxy statement and the enclosed proxy are being first mailed to stockholders is August 12 1996.

     If a proxy in the accompanying form is duly executed and returned, the shares represented by such proxy will be voted as specified. Any person executing the proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

VOTING RIGHTS

     Only stockholders of record on July 17, 1996 (the "Record Date") will be entitled to vote at the Annual Meeting or any adjournment thereof. As of the Record Date, the Company has outstanding two classes of voting capital stock, namely 3,444,477 shares of Common Stock, $.001 par value per share, and 60,520 shares of Class B Voting Preferred Stock, $.001 par value per share. Each share of Common Stock issued and outstanding on the Record Date is entitled to one (1) vote and each share Class B Voting Preferred Stock issued and outstanding on the Record Date is entitled to ten (10) votes at the Annual Meeting of Stockholders.

     The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders is required for approval of each matter to be submitted to a vote of the shareholders. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy (so called "broker non-votes"), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will have no effect on the vote, but will be counted in the determination of a quorum.

                               SECURITY OWNERSHIP

     The following table sets forth the beneficial ownership of shares of voting stock of the Company, as of July 17, 1996, of (i) each person known by the Company to beneficially own 5% or more of the shares of outstanding Common Stock, (ii) each of the Company's current executive officers and directors, and
(iii) all of the Company's executive officers and directors as a group. Except as otherwise indicated, all shares are beneficially owned, and investment and voting power is held by, the persons named as owners.

                            AMOUNT AND NATURE
                             OF COMMON STOCK        AMOUNT OF CLASS B          PERCENTAGE         PERCENTAGE
   NAME AND ADDRESS OF        BENEFICIALLY        VOTING PREFERRED STOCK     OF COMMON STOCK          OF
     BENEFICIAL OWNER             OWNED           BENEFICIALLY OWNED(1)         OWNERSHIP        VOTING POWER
- --------------------------  -----------------     ----------------------     ---------------     ------------
Barry A. Cinnamon.........        938,266(2)              60,520                   26.8%             37.6%
Martin F. Schacker........        241,883(3)                  --                    7.0               6.0
Lori K. Cinnamon..........        938,266(6)              60,520(9)                26.8              37.6
James Tsonas..............         20,750(7)                  --                      *                 *
Mark E. Leininger.........         13,333(8)                  --                      *                 *
Marc E. Jaffe.............         20,000(4)(5)               --                      *                 *
George L. Lauro...........         20,000(4)                  --                      *                 *
Eng Chye Low..............         20,000(4)                  --                      *                 *
Neil R. Austrian, Jr......         20,000(4)                  --                      *                 *
Joseph Cirillo............         29,756(4)                  --                      *                 *
M.S. Farrell & Co.,
  Inc.....................        241,883(3)                  --                    7.0               6.0
All officers and directors
  as a group (9
  persons)................      1,082,105                 60,520                   30.2%             41.0%

- ---------------

  *  Less than 1%.

 (1) Each share of Class B Voting Preferred Stock is entitled to cast ten (10) votes on all matters subject to a vote of stockholders.

 (2) Includes (a) an aggregate of 52,778 held by Barry A. Cinnamon as custodian for his children under the New Jersey Uniform Gift to Minors Act and (b) an aggregate of 300,000 shares of Common Stock which are held in escrow pending the attainment of certain financial targets, which Barry A. Cinnamon has the right to vote. Does not include (a) 60,520 shares of Class B Voting Preferred Stock or (b) options to purchase 39,744 shares of Common Stock granted to Lori Kramer Cinnamon under the 1994 Incentive Plan, as to which Mr. Cinnamon disclaims beneficial ownership.

 (3) Includes 241,883 shares of Common Stock owned of record as of the Record Date by M.S. Farrell & Co., Inc., ("MSF") of which Mr. Schacker is Chairman and the controlling person. Does not include 60,471 shares of Common Stock owned as of the Record Date by a managing director of MSF. Subsequent to the Record Date, MSF and such managing director have sold 176,000 and 25,030 shares, respectively, of Common Stock.

 (4) Includes 20,000 shares of Common Stock obtainable within 60 days upon the exercise of options granted under the Company's Outside Director and Advisor Stock Option Plan.

 (5) Does not include options to purchase 5,000 shares of Common Stock granted to Mr. Jaffe pursuant to the 1994 Incentive Plan, which are not exercisable within 60 days.

 (6) Includes the same shares referred to above with respect to Barry A. Cinnamon, Mrs. Cinnamon's husband. Does not include options to purchase 39,744 shares of Common Stock granted under the 1994 Incentive Plan, which are not exercisable within 60 days.

 (7) Includes options to purchase 20,000 shares of Common Stock which are currently exercisable or exercisable within 60 days.

 (8) Represents options to purchase 13,333 shares of Common Stock which are currently exercisable or exercisable within 60 days.

 (9) Represents 60,520 shares of Class B Voting Preferred Stock owned by Barry
     A. Cinnamon, as to which Mrs. Cinnamon disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

     The Company's By-Laws provides for a Board of Directors consisting of not less than three nor more than eleven directors, classified into three classes as nearly equal in number as possible, whose terms of office expire in successive years. The Company's Board of Directors now consists of eight directors as set forth below.

       CLASS I                      CLASS II                      CLASS III
 (TO SERVE UNTIL THE           (TO SERVE UNTIL THE           (TO SERVE UNTIL THE
  ANNUAL MEETING OF             ANNUAL MEETING OF             ANNUAL MEETING OF
STOCKHOLDERS IN 1997)         STOCKHOLDERS IN 1998)         STOCKHOLDERS IN 1996)
- ----------------------        ---------------------         ----------------------
Barry A. Cinnamon             Eng Chye Low                  Lori Kramer Cinnamon
Marc E. Jaffe                 Joseph Cirillo                George L. Lauro
Neil R. Austrian, Jr.                                       Mark E. Leininger

     Lori Kramer Cinnamon, George L. Lauro and Mark E. Leininger, directors in Class III, are to be elected to hold office until the Annual Meeting of Stockholders in 1999 or until their successors are chosen and qualified. Shares represented by executed proxies in the form enclosed will be voted, if authority to do so is not withheld, for the election as directors of the aforesaid nominees unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. The company expects that Gwyn Jones, the chief executive officer and former principal stockholder of Serif Inc. and Serif (Europe) Limited, which have recently been acquired by the Company, will be elected to the Company's Board of Directors in Class II.

     Richard Bergman resigned as an officer, director (Class II) and employee of the Company on July 23, 1996.

     Directors receive no cash compensation for their services to the Company as directors, but are reimbursed for expenses actually incurred in connection with attending meetings of the Board of Directors. Members of the Board of Directors who are not employees of the Company, of which there currently are five, are eligible to participate in the Company's Outside Director and Advisor Stock Option Plan.

PRINCIPAL OCCUPATIONS OF DIRECTORS

     Set forth below is a brief description of the background of the directors of the Company based on information provided by them to the Company.

     BARRY A. CINNAMON (38 years of age) has been the President and Chief Executive Officer of the Company since the inception of its business and has been Chairman of the Board since August 1995. From 1988 through September 1992, Mr. Cinnamon was President, Treasurer, Director and co-founder of the Bureau of Electronic Publishing, Inc., a CD-ROM company. Mr. Cinnamon received an MBA from the Wharton School of Business, University of Pennsylvania, in 1986, and received a BS from the Massachusetts Institute of Technology in 1980. Mr. Cinnamon is the husband of Lori Kramer Cinnamon and the cousin of Richard Bergman.

     LORI KRAMER CINNAMON (36) has been the Vice President of Marketing and Secretary of the Company since December 1993. From 1990 through 1992, Ms. Cinnamon was the Marketing Director of the Bureau of Electronic Publishing, Inc. From 1988 through 1990, Ms. Cinnamon was Associate Product Manager of Durkee French Foods, a consumer packaged goods company. Ms. Cinnamon received an MBA and BS from the Wharton School of Business, University of Pennsylvania, in 1986 and 1981, respectively. Ms. Cinnamon is the wife of Barry A. Cinnamon.

     MARC E. JAFFE, ESQ. (44) has been a director of the Company since May 1995. From 1992 until the current time, Mr. Jaffe has been President of Electronic Licensing Organization, Inc., which has acted as the Company's agent in the acquisition of electronic publishing rights. From 1988 to 1991, Mr. Jaffe was Executive Vice President of database management for Franklin Electronic Publishers, a New York Stock Exchange company engaged in the business of publishing electronic books on hand held media. From 1985 through 1987, Mr. Jaffe was President of the software and video division of Simon & Schuster, a publishing company. Mr. Jaffe received a Juris Doctor degree from Columbia University School of Law in 1976 and a BA from Columbia College in 1973.

     ENG CHYE LOW (58) has been a director of the Company since May 1995. From 1980 until the current time, Mr. Low has been President of Seacom, Inc., a real estate company. Mr. Low is also a director of Allegro Property, Inc., a real estate company, which has no relationship to the Company.

     GEORGE L. LAURO (37) has been a director of the Company since February 1996. Mr. Lauro is currently the Director of Emerging Market Development for IBM where he is responsible for identifying and launching new business initiatives for IBM. Prior to joining IBM in 1995, Mr. Lauro was Director of Marketing for Indala Corporation, a subsidiary of Motorola, and also held several other marketing and program manager positions for Motorola. Mr. Lauro also has held various marketing and product management positions at General Electric and Singer. Mr. Lauro holds a BSEE from Brown University and a MBA from the Wharton School of Business, University of Pennsylvania.

     NEIL R. AUSTRIAN, JR. (31) has been a director of the Company since April 1996. Mr. Austrian is currently the Vice President of Operations at Tescorp., Inc., a cable television company. Prior to joining Tescorp., Inc., Mr. Austrian was an associate at Rust Capital, Ltd., a venture capital firm.

     MARK E. LEININGER (45) has been a director of the Company since July 1996, the Chief Financial Officer of the Company since July 1995 and has been Vice President of Finance and Treasurer of the Company since August 1995. From February 1994 through April 1995, Mr. Leininger was the President of Phoenix Leasing Corporation, a passenger and cargo air carrier and aircraft leasing company, which filed for bankruptcy protection in 1996. From February 1986 through February 1994, Mr. Leininger held various positions, including chief financial officer and chief operating officer, with Mid Pacific Air Corporation, a transportation and service company whose stock was traded on NASDAQ. Mr. Leininger received an MBA from National University, San Diego, California in 1979 and a BA from Miami University, Oxford, Ohio in 1972.

     JOSEPH CIRILLO (52) has been a director of the Company since July 1996. Mr. Cirillo is Chairman of the Board and Chief Executive Officer of H. Betti Industries, Inc., a distributor of coin operated amusement, music and vending machines.

                                   MANAGEMENT

OFFICERS OF THE COMPANY

     The executive officers of the Company are as follows:

            NAME               AGE                      OFFICE HELD
- -----------------------------  ---   --------------------------------------------------
Barry A. Cinnamon............  38    Chairman of the Board, President, Chief Executive
                                       Officer and Director
Lori Kramer Cinnamon.........  36    Vice President -- Marketing, Secretary and
                                     Director
Mark E. Leininger............  45    Vice President -- Finance, Treasurer and Chief
                                       Financial Officer and Director
James Tsonas.................  48    Vice President -- Sales

     JAMES TSONAS has been the Vice President of Sales of the Company since October 1993. From June 1993 through October 1993, Mr. Tsonas was Director of Sales of NCC Corporation. From August 1990 through June 1993, Mr. Tsonas was Director of Sales of Ross, Brandon & Reid. From 1986 through March 1990, Mr. Tsonas was Regional Director of Retail Sales for Saks Fifth Avenue, a department store, and Revillon Furs, a furrier company.

     The Company expects that Gwyn Jones will be elected as Executive Vice President of Product Development at the next meeting of the Board of Directors of the Company.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and other compensation paid in 1995, 1994 and in 1993 to the Company's chief executive officer. No executive officer of the Company has earned in excess of $100,000 in any fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                    ANNUAL COMPENSATION                        SECURITIES        ALL
           NAME AND              -------------------------   OTHER ANNUAL      UNDERLYING       OTHER
      PRINCIPAL POSITION         YEAR    SALARY    BONUS    COMPENSATION(1)     OPTIONS      COMPENSATION
- -------------------------------  -----  --------  --------  ---------------   ------------   ------------
Barry A. Cinnamon..............   1995  $46,822   $26,922        --                 --           --
  Chairman of the Board and       1994   50,269     6,441        --             39,744(2)        --
  President (Chief Executive      1993   50,000        --        --                 --           --
  Officer)

- ---------------
(1) The value of all perquisites provided did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus.

(2) Represents options to purchase 39,744 shares of Common Stock granted to Lori Kramer Cinnamon, Mr. Cinnamon's wife, as to which Mr. Cinnamon disclaims beneficial ownership. See "1994 Incentive Plan".

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     During fiscal 1995, no stock options were granted to the executive officer named in the "Summary Compensation Table" above.

AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
FISCAL YEAR-END OPTION/SAR VALUES

     During fiscal 1995, no stock options were exercised by the executive officer named in the "Summary Compensation Table" above.

EMPLOYMENT AGREEMENTS

     The Company has entered into employment agreements with each of Barry A. Cinnamon, Lori Kramer Cinnamon and James Tsonas and certain other persons.

     The employment agreement with Barry A. Cinnamon provides for him to serve as the President and Chief Executive Officer of the Company for a term expiring in December 1999, and provides for an annual base salary of not more than $100,000, bonuses of 5% of the Company's net income before taxes and extraordinary items, .15% of the Company's net sales and .75% of the Company's gross profits. Under terms of this Agreement, the Board of Directors may increase Mr. Cinnamon's base salary by not more than 15% per year.

     The employment agreement with Lori Kramer Cinnamon provides for her to serve as a Vice President of Marketing of the Company for a term expiring in December 1999, and provides for an annual base salary of not more than $40,000, a bonus of 1% of the Company's net income before taxes and extraordinary items and .75% of the Company's gross profit. Under the terms of this Agreement, the Board of Directors may increase Ms. Kramer Cinnamon's base salary by not more than 15% per year.

     The employment agreement with James Tsonas provides for him to serve as Vice President of Sales of the Company for a term expiring in December 1998, and provides for an annual base salary of not more than $60,000, a bonus of 1% of the Company's net income before taxes and extraordinary items, .5% of the Company's net sales and 2% of the Company's gross profit.

     Each of the above-described agreements contains restrictions on the employee engaging in competition with the Company for the term thereof and for up to one year thereafter and provisions protecting the Company's proprietary rights and information. Each agreement also provides for the payment of three times the employee's previous year's cash compensation, less $1.00, upon his termination in the event of a change in control of the Company, which is defined therein to mean (a) a change in control as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (b) a person (as such term is defined in Sections 13(d) and 14(d) of the Exchange Act) other than a current director or officer of the Company becoming the beneficial owner, directly or indirectly, of 20% of the voting power of the Company's outstanding securities or (c) the members of the Board of Directors at the beginning of any two-year period ceasing to constitute at least a majority of the Board of Directors unless the election of any new director during such period has been approved in advance by two-thirds of the directors in office at the beginning of such two-year period.

STOCK PLANS

  1994 Long Term Incentive Plan

     The Company has adopted the Allegro New Media, Inc. 1994 Long Term Incentive Plan (the "1994 Incentive Plan") in order to motivate qualified employees of the Company, to assist the Company in attracting employees and to align the interests of such persons with those of the Company's stockholders. The 1994 Incentive Plan provides for the grant of "incentive stock options" within the meaning of the Section 422 of the Internal Revenue Code of 1986, as amended, "non-qualified stock options," stock appreciation rights, restricted stock, performance grants and other types of awards to officers, key employees, consultants and independent contractors of the Company and its affiliates.

     The 1994 Incentive Plan, which is administered by the Long Term Incentive Plan Administrative Committee of the Board of Directors (currently comprised of George L. Lauro and Marc E. Jaffe) authorizes the issuance of a maximum of 400,000 shares (1,000,000 shares if proposal 2 is approved) of Common Stock which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant, and non-qualified stock options may be granted at an exercise price of not less than 85% of such fair market value. If any award under the 1994 Incentive Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. The Company has an aggregate of 354,737 options to purchase shares of Common Stock outstanding under the 1994 Incentive Plan, after giving effect to the cancellation of options to purchase 20,600 shares. Options to purchase 61,800 shares have been granted to James Tsonas, options to purchase 39,744 shares have been granted to Lori Kramer Cinnamon, and options to purchase 5,000 shares have been granted to Marc E. Jaffe, a director of the Company. Each of these options is exercisable for ten years for prices of $2.00 to $2.50 per share. With respect to 33,000 of the options granted to James Tsonas and 20,000 of the options granted to Lori Cinnamon, one-third of each of these options may be exercised commencing on December 27, 1996, two-thirds are exercisable commencing on December 27, 1997 and all of these options are exercisable commencing December 27, 1998; with respect to options to purchase 28,800 shares of Common Stock granted to James Tsonas, 10,000 shares vested on the date of grant (November 1, 1994), 10,000 shares vested on the first anniversary thereof and 8,800 shares will vest on the second anniversary thereof; with respect to options to purchase 19,744 shares granted to Lori Cinnamon, and the options to purchase 5,000 shares granted to Marc E. Jaffe, one-third of each of these options may be exercised commencing on November 1, 1997, two-thirds are exercisable commencing on November 1, 1998 and all of these options are exercisable commencing November 1, 1999; and with respect to the options to purchase 20,000 shares of Common Stock granted to Mark E. Leininger, one-third of these options are exercisable on each of the date of grant (July 21, 1995), the first anniversary thereof and the second anniversary thereof.

     During fiscal 1996, the Compensation Committee granted options to purchase 20,000 shares of Common Stock to Anne Zink, an employee of the Company, each such option to be for a 10-year term, subject to vesting one-third on each of the third, fourth and fifth anniversaries of the date of grant. On April 26, 1996, the Compensation Committee granted options to purchase 70,000 and 60,500 shares of Common Stock to Mark E. Leininger and Barry A. Cinnamon, respectively, each such option to be for a 10-year term and exercisable at a price equal to $2.75 per share, subject to vesting one-third on each of the first, second and third anniversaries on the date of grant. On April 26, 1996, the Compensation Committee also granted options to purchase an aggregate of 145,500 shares of Common Stock to three other persons, each such option to be for a 10-year term, exercisable at a price equal to $2.75 per share, subject to vesting one-third on each of the first, second and third anniversary on the date of grant. Each of the above options have been granted subject to stockholder approval of a sufficient increase in the number of shares of Common Stock available under the 1994 Incentive Plan. See Proposal 2 and Exhibit A to this proxy statement.

OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN

     The Company adopted the Outside Director and Advisor Stock Option Plan (the "Director and Advisor Plan") as of August 2, 1995. The primary purposes of the Director and Advisor Plan are to attract and retain well-qualified persons for service as directors of and advisors to the Company and to provide such persons with the opportunity to increase their proprietary interest in the Company, and thereby to increase their personal interest in the Company's continued success and further align their interests with the interests of the stockholders of the Company through the grant of options to purchase shares of the Company's Common Stock. All directors of the Company who are not employees of the Company, of which there are presently five, and all members of the Company's Advisory Committee, of which there are presently four, who are not directors of the Company, are eligible to participate in the Director and Advisor Plan. None of the non-employee directors who are eligible to participate in the Director and Advisor Plan participate in any of the other compensation plans of the Company, except that Marc E. Jaffe currently owns options to purchase 5,000 shares of Common Stock granted under the 1994 Incentive Plan. Up to 300,000 shares (500,000 shares if proposal 3 is approved) of Common Stock may be issued under the Director and Advisor Plan. See Proposal 3 and Exhibit B to this Proxy Statement.

     Under the Director and Advisor Plan, each non-employee Director of the Company and each member of the Advisory Committee of the Company (each referred to herein as an "Outside Director or Advisor") other than George Lauro and Neil
R. Austrian, Jr., received on August 2, 1995 options to purchase 25,000 shares of Common Stock at a price of $3.75 per share (the fair market value thereof as determined by the Board of Directors), and henceforth, on August 1 of each subsequent year, each Outside Director or Advisor has been or will be granted options to purchase 10,000 shares of Common Stock at a price equal to the closing price of the Common Stock on a national securities exchange upon which the Company's stock is listed or the average of the mean between the last reported "bid" and "ask" prices if the Common Stock is not so listed for the five business days immediately preceding the date of grant. Options awarded to each Outside Director or Advisor shall vest over a period of two years, subject to forfeiture under certain conditions and shall be exercisable by the Outside Director or Advisor upon vesting. George Lauro received options to purchase 25,000 shares at an exercise price of $4.25 per share upon his election to the Board of Directors on February 20, 1996. Neil R. Austrian, Jr. received options to purchase 25,000 shares at an exercise price of $2.75 upon his election to the Board of Directors on April 26, 1996.

CERTAIN TRANSACTIONS

     In May 1995, M.S. Farrell & Co., Inc. ("MSF"), the underwriter of the Company's initial public offering, loaned $100,000 to the Company. This loan was evidenced by a promissory note in the principal amount of $100,000, bearing interest at a rate equal to fourteen percent (14%) per annum, maturing on the earlier of (i) December 25, 1995 or (ii) the consummation of a subsequent offering of securities other than similar notes. This note was secured by the Company's accounts receivable and was repaid from the proceeds of the Bridge Notes. In June through August 1995, MSF acted as Placement Agent with respect to an aggregate $459,000 principal amount of additional 14% Promissory Notes issued by the Company to other persons. MSF did not receive any compensation in connection therewith.

     The Company and MSF have in the past entered into certain engagement agreements. Pursuant to an engagement agreement dated December 12, 1995, as amended, between the Company and MSF, the Company agreed (a) to use MSF as its exclusive investment banker for a five-year period, (b) to pay monthly fees to MSF of $2,500 until December 1998, in connection with which the Company has paid to MSF $138,128, and (c) to pay to MSF a fee of 2% of the greater of the maximum commitment under or the maximum amount actually borrowed by the Company pursuant to a conventional line of credit extended to the Company by a bank or other short-term lender introduced to the Company by MSF. The Company has the right to terminate the above-described obligations under this engagement agreement upon the payment of $250,000.

     MSF acted as placement agent on behalf of the Company in selling an aggregate of 1,115,250 shares of Class A Convertible Preferred Stock of the Company in June 1994 and an additional 75,000 shares of Class A Convertible Preferred Stock in November 1994 for aggregate gross proceeds of $1,190,250. In consideration for its services in connection therewith, MSF received a 10% commission on the gross proceeds of such offering, a 3% non-accountable expense allowance, a warrant which became exercisable for an aggregate of 302,354 shares of Common Stock, which MSF has exercised in full for nominal consideration, and certain other consideration. MSF also acted as placement agent on behalf of the Company in selling an aggregate of $1,250,000 principal amount of the Bridge Units in August 1995. In connection for its services in connection therewith, MSF received a 10% commission on the gross proceeds of such offering and a 3% non-accountable expense allowance. MSF's $100,000 loan to the Company was also repaid in connection therewith. MSF acted as managing underwriter of the Company's IPO. In connection therewith, MSF received a 10% underwriting discount and a 3% non-accountable expense allowance.

     Barry A. Cinnamon has placed into escrow an aggregate of 500,000 shares of Common Stock of the Company (the "Escrow Shares"). Presently, 300,000 of these shares remain in escrow. In April 1996, upon the execution and delivery by the Company of a letter of intent to acquire all of the issued and outstanding capital stock of Serif, Inc. and Serif (Europe), Limited, 200,000 shares of Common Stock then held in escrow pursuant to the above-described arrangements were released from escrow and delivered to Barry A. Cinnamon and 17,000 shares of Common Stock then held in escrow pursuant to such arrangements were released from escrow and delivered to Richard Bergman, the Company's then Vice President of Product Development and director (the "Escrow Release").

     One hundred thousand (100,000) Escrow Shares will be released from escrow to Barry A. Cinnamon if: (i) the Company has net revenue of $25,000,000 or more in any fiscal year ending on or prior to December 31, 1998; (ii) a majority of any warrants to purchase shares of Common Stock issued to purchasers of the

Company's capital stock in a public offering (of which there were none) are exercised at exercise prices not less than the initial exercise price thereof; or (iii) the closing price per share of the Common Stock (or any securities convertible into or exchangeable for common stock) of the Company on any national securities exchange or the NASD Automated Quotation System (National Market System or Small Cap Market but not the OTC Bulletin Board) equals or exceeds $15.00 for any period of thirty or more consecutive trading days.

     Two hundred thousand (200,000) Escrow Shares will be released to Barry A. Cinnamon from escrow if: (i) the Company has net revenue of $19,000,000 or more for any audited 12-month period ending on or prior to June 30, 1999; or (ii) the closing price per share of the Common Stock or any securities convertible into or exchangeable for Common Stock on any national securities exchange or the NASD Automated Quotation System (National Market System or Small Cap Market but not the OTC Bulletin Board) equals or exceeds $12.50 for any period of twenty or more consecutive days.

     In addition, notwithstanding the foregoing, (a) in the event that a transaction causing a Change in Control occurs in connection with which all issued and outstanding securities of the Company owned as of the date hereof and all securities underlying options owned by MSF or any of its assignees, officers or directors and all shares of Common Stock obtained upon conversion of the Company's Class A Preferred Stock have the right to be sold in their entirety at a price per share payable in cash or marketable securities which are listed ("Listed") on the New York Stock Exchange, the American Stock Exchange or the NASD Automated Quotation System (excluding the OTC Bulletin Board) equal to or exceeding the per share prices set forth above, as adjusted from time to time, all of the applicable Escrow Shares shall be released from escrow; and (b) the net revenue and closing price per share amounts set forth above may be reduced if MSF or its assignee consents thereto in its sole discretion. Barry A. Cinnamon, Richard Bergman and MSF have entered into an agreement pursuant to which Messrs. Cinnamon and Bergman have agreed not to vote any shares of stock of the Company owned by them in favor of any amendment to the above-described Escrow Share provisions, cause a meeting of the Company's stockholders to be held seeking to reverse any action by the Company's Board of Directors taken to amend the foregoing provisions and to vote such shares for the removal of any director of the Company who votes in favor of any such amendment, in each case if MSF has not consented to such change.

     The earnings and revenue levels and other targets set forth above were determined by negotiation between the Company and MSF and should not be construed to imply or predict any future earnings by the Company or any increase in the market price of its securities.

     While Escrow Shares are in escrow, they will be voted in accordance with the directions of Barry A. Cinnamon. The Escrow Shares are not assignable or transferable, except through the laws of inheritance, guardianship, legal representation or trusteeship for the benefit of the holder or the holder's immediate family. Any money, securities, rights or property distributed in respect of the Escrow Shares, including any property distributed as dividends or pursuant to any stock split, merger, recapitalization, dissolution, or total or partial liquidation of the Company, shall be held in escrow until release of the related Escrow Shares. If the applicable targets are not attained, 100,000 and 200,000 of the Escrow Shares, as well as any dividends or other distributions made with respect thereto, will be forfeited and contributed to the capital of the Company on June 30, 1999 and December 31, 1999, respectively. The Escrow Shares generally will be returned to the Company if Mr. Cinnamon's employment is terminated by the Company or if Mr. Cinnamon resigns from the Company at any time during the period of such escrow arrangement prior to the achievement of events which trigger release of the Escrow Shares.

     In the event Escrow Shares are released, the aggregate fair market value of the released Escrow Shares on the date of release of the Escrow Shares will be treated, for financial reporting purposes, as compensation expense to the Company. In April 1996, the Company incurred an additional compensation expense of approximately $542,000 in connection with the Escrow Release.

     In April 1996, Barry A. Cinnamon sold 44,000 shares of Common Stock to MSF for a price equal to $2.00 per share.

     All future transactions between the Company and its officers, directors and 5% shareholders will be on terms no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers (the "NASD"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and NASD. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 1995, except that each of the Company's executive officers and directors filed their initial reports on Form 3 several days late.

    PROPOSAL NO. 2 TO APPROVE THE AMENDMENT TO THE COMPANY'S 1994 LONG TERM
           INCENTIVE PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     The 1994 Incentive Plan covers 400,000 shares of the Company's Common Stock. The 1994 Incentive Plan, which expires in 2004, permits the granting of stock options to the Company's officers, directors and other key employees. The Plan is administered by the Long Term Incentive Plan Administrative Committee of the Board of Directors (currently comprised of Marc E. Jaffe and George Lauro) who determine, among other things, the individuals to whom, and the time or times at which, options shall be granted, the number of shares to be subject to each option, the purchase price of the shares and the term of each option, with the exception that no Incentive stock options generally can be granted at an exercise price of less than the fair market value of shares of Common Stock on the date of grant, and no non-qualified stock options can be granted at an exercise price of less than 85% of such fair market value and options may only be exercised before the expiration of ten years from the date of grant. Each option granted under the Plan may be exercised only during the continuance of an optionee's employment or service with the Company.

     During fiscal 1995, options to purchase 35,000 shares of Common Stock were granted under the 1994 Incentive Plan. During fiscal 1995, options to purchase 20,600 shares were canceled at an exercise price of $2.50 per share. As of December 31, 1995, 26,666 options were exercisable and no options had been exercised.

     The purpose of this amendment is to increase the number of authorized shares available for options to 1,000,000 shares. In fiscal 1996 Options to purchase an aggregate of 295,500 shares of Common Stock have been granted to certain key employees and advisor of the Company, subject to the approval of this proposal. See "Executive Compensation -- Stock Plans -- 1994 Long Term Incentive Plan." If this proposal is not approved, 1,237 of these options will be void. Presently, 45,263 options remain available for issuance under the 1994 Incentive Plan. The Board of Directors believes that this amount is insufficient to attract and retain key employees.

     The affirmative vote of the holders of a majority of the outstanding Common Stock present at the Annual Meeting in person or by proxy is necessary for the approval of this amendment to the 1994 Incentive Plan. The proposed amendment is set forth in the italicized portion of the Exhibit "A" annexed hereto.

     The Board of Directors of the Company recommends a vote FOR the approval of this amendment to the 1994 Long Term Incentive Plan.

PROPOSAL NO. 3 TO AMEND THE COMPANY'S OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION
                PLAN TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     Presently, up to 300,000 shares of Common Stock may be issued under the Director and Advisor Plan. The primary purposes of the Director and Advisor Plan are to attract and retain well-qualified persons for service as directors of and advisors to the Company and to provide such persons with the opportunity to increase their proprietary interest in the Company, and thereby to increase their personal interest in the Company's continued success and further align their interests with the interests of the stockholders of the Company through the grant of options to purchase shares of the Company's Common Stock. All directors of the Company who are not employees of the Company, of which there are presently four, and all members of the Company's Advisory Committee, of which there are presently four, who are not directors of the Company, are eligible to participate in the Director and Advisor Plan. None of the non-employee directors who are eligible to participate in the Director and Advisor Plan participate in any of the other compensation plans of the Company, except that Marc E. Jaffe currently owns options to purchase 5,000 shares of Common Stock granted under the 1994 Incentive Plan.

     Under the Director and Advisor Plan, each non-employee Director of the Company and each member of the Advisory Committee of the Company (each referred to herein as an "Outside Director or Advisor") other than George L. Lauro and Neil R. Austrian, Jr., received on August 2, 1995 options to purchase 25,000 shares of Common Stock at a price of $3.75 per share (the fair market value thereof as determined by the Board of Directors), and henceforth, on August 1 of each subsequent year, each Outside Director or Advisor will be granted options to purchase 10,000 shares of Common Stock at a price equal to the closing price of the Common Stock on a national securities exchange upon which the Company's stock is listed or the average of the mean between the last reported "bid" and "ask" prices if the Common Stock is not so listed for the five business days immediately preceding the date of grant. Options awarded to each Outside Director or Advisor vest over a period of two years, subject to forfeiture under certain conditions and shall be exercisable by the Outside Director or Advisor upon vesting. George L. Lauro received options to purchase 25,000 shares at an exercise price of $4.25 per share upon his election to the Board of Directors on February 20, 1996. Neil R. Austrian, Jr. received options to purchase 25,000 shares at an exercise price of $2.75 per share upon his election to the Board of Directors on April 26, 1996.

     The purpose of this amendment is to increase the number of authorized shares available for options to 500,000 shares. As of August 1, 1996 only 5,000 options remain available for future grant under the Director and Advisor Plan. The Board of Directors believes that this amount is insufficient to attract and retain outside directors and advisors.

     The affirmative vote of the holders of a majority of the outstanding Common Stock present at the Annual Meeting in person or by proxy is necessary for the approval of this amendment to the Director and Advisor Plan. The proposed amendment is set forth in the italicized portion of the Exhibit "B" annexed hereto.

     The Board of Directors of the Company recommends a vote FOR the approval of this amendment to the Director and Advisor Plan.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Ernst & Young LLP acted as the Company's independent auditors for the year ended December 31, 1995 and has been selected by the Board of Directors to continue to act as the Company's independent auditors in the Company's 1996 fiscal year.

     A representative of Ernst & Young LLP plans to be present at the Annual Meeting with the opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

                              FINANCIAL STATEMENTS

     The Company has enclosed its Annual Report of Stockholders for the fiscal year ended December 31, 1995 with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                           MISCELLANEOUS INFORMATION

     As of the date of this Proxy Statement, the Board of Directors does not know of any business other than specified above to come before the meeting, but, if any other business does lawfully come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto, in accordance with their judgment.

     THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY STOCKHOLDER AS OF THE RECORD DATE, COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AND FORM 10-KSB/A, UPON WRITTEN REQUEST DELIVERED TO LORI KRAMER CINNAMON, SECRETARY, AT THE COMPANY'S OFFICES AT 16 PASSAIC AVENUE, UNIT #6, FAIRFIELD, NEW JERSEY 07004.

     The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. The Company may also request brokerage houses and other custodians, and, nominees and fiduciaries, to forward soliciting material to the beneficial owners of stock held by record by such persons, and may make reimbursement for payments made for their expense in forwarding soliciting material to the beneficial owners of the stock held of record by such persons.

     Stockholder proposals with respect to the Company's next Annual Meeting of Stockholders must be received by the Company no later than April 25, 1997 to be considered for inclusion in the Company's next Proxy Statement.

                                          By Order of the Board of Directors,

                                          Lori Kramer Cinnamon
                                          Secretary

August 12, 1996
Fairfield, New Jersey

                                                                       EXHIBIT A

                            ALLEGRO NEW MEDIA, INC.

                   1994 LONG-TERM INCENTIVE PLAN, AS AMENDED

     1. PURPOSE. The purpose of the 1994 Long-Term Incentive Plan (the "Plan") is to advance the interests of Allegro New Media, Inc., a Delaware corporation (the "Company"), and its shareholders by providing incentives to certain key employees of the Company and its affiliates and to certain other key individuals who perform services for these entities, including those who contribute significantly to the strategic and long-term performance objectives and growth of the Company and its affiliates.

     2.   ADMINISTRATION.

     (a) The Plan shall be determined solely by the Long-Term Incentive Plan Administrative Committee (the "Committee") of the Board of Directors (the "Board") of the Company, as such Committee is from time to time constituted, or any successor committee the Board may designate to administer the Plan; provided that if at any time Rule 16b-3 or any successor rule ("Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, and to such person or persons as it may determine in its discretion, as it relates to persons not subject to Section 16 of the Exchange Act (or any successor provision). The membership of the Committee or such successor committee shall be constituted so as to comply at all times with the applicable requirements of Rule 16b-3. No member of the Committee shall be eligible or have been eligible within one year prior to his appointment to receive awards under the Plan ("Awards") or to receive awards under any other plan, program or arrangement of the Company or any of its affiliates if such eligibility would cause such member to cease to be a "disinterested person" under Rule 16b-3; provided that if at any time Rule 16b-3 so permits without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act (or any successor provision) provided by Rule 16b-3, one or more members of the Committee may cease to be "disinterested persons."

     (b) The Committee has all the powers vested in it by the terms of the Plan set forth herein, such powers to include exclusive authority (except as may be delegated at permitted herein) to select the key employees and other key individuals to be granted Awards under the Plan, to determine the type, size and terms of the Award to be made to each individual selected, to modify the terms of any Award that has been granted, to determine the time when awards will be granted, to establish performance objectives, to make any adjustments necessary or desirable as a result of the granting of Awards to eligible individuals located outside the United States and to prescribe the form of the instruments embodying Awards made under the Plan. The Committee is authorized to interpret the Plan and the Awards granted under the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make any other determination, which it deems necessary or desirable for the administration of the Plan. The Committee (or its delegate as permitted herein) may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to carry it into effect any decision of the Committee (or its delegate as permitted herein) in the interpretation and administration of the Plan, as described herein, shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by him, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for his own willful misconduct or as expressly provided by statute. Determinations to be made by the Committee under the Plan may be made by its delegates.

     3.  PARTICIPATION.

     (a) Affiliates. If an Affiliate (as hereinafter defined) of the Company wishes to participate in the Plan and its participation shall have been approved by the Board upon the recommendation of the Committee, the board of directors or other governing body of the Affiliate shall adopt a resolution in form and substance satisfactory to the Committee authorizing participation by the Affiliate in the Plan with respect to its key employees or other key individuals performing services for it. As used herein, the term "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest or which has a substantial direct or indirect equity interest in the Company, as determined by the Committee in its discretion.

     An Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of an Affiliate shall terminate, such termination shall not relieve it of any obligations theretofore incurred by it, except as may be approved by the Committee in its discretion. No director of the Company, unless he is an employee of the Company or is an officer or director of an Affiliate, shall be eligible to receive an Award under the Plan. In no event may a corporation be eligible to receive an Award under the Plan.

     4.  AWARDS UNDER THE PLAN.

     (a) Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof: (i) "Stock Options," (ii) "Stock Appreciation Rights,"
(iii) "Restricted Stock," (iv) "Performance Grants" and (v) any other type of Award deemed by the Committee in its discretion to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States). Stock Options, which include "Non-Qualified Stock Options" and "Incentive Stock Options" or combinations thereof, are rights to purchase common shares of the Company and stock of any other class into which such shares may thereafter be changed (the "Common Shares"). Non-Qualified Stock Options and Incentive Stock Options are subject to the terms, conditions and restrictions specified in Paragraph 5. Stock Appreciation Rights are rights to receive (without payment to the Company) cash, Common Shares, other Company securities (which may include, but need not e limited to, unbundled stock units or components thereof, debentures, preferred stock, warrants, securities convertible into Common Shares or other property, and other types of securities including, but not limited to, those of the Company or an Affiliate, or any combination thereof ("Other Company Securities") or property, or other forms of payment, or any combination thereof, as determined by the Committee, based on the increase in the value of the number of Common Shares specified in the Stock Appreciation Right. Stock Appreciation Rights are subject to the terms, conditions and restrictions specified in Paragraph 6. Shares of Restricted Stock are Common Shares which are issued subject to certain restrictions pursuant to Paragraph 7. Performance Grants are contingent awards subject to the terms, conditions and restrictions described in Paragraph 8, pursuant to which the participant may become entitled to receive cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee.

     (b) Maximum Number of Shares that May Be Issued. There may be issued under the Plan (as Restricted Stock, in payment of Performance Grants, pursuant to the exercise of Stock Options or Stock Appreciation Rights, or in payment of or pursuant to the exercise of such other Awards as the Committee, in its discretion, may determine) an aggregate of not more than 1,000,000 Common Shares, subject to adjustment as provided in Paragraph 15. Common Shares issued pursuant to the Plan may be either authorized but unissued shares, treasury shares, reacquired shares, or any combination thereof. If any Common Shares issued as Restricted Stock or otherwise subject to repurchase or forfeiture rights are reacquired by the Company pursuant to such rights, or if any Award is cancelled, terminates or expires unexercised, any Common Shares that would otherwise have been issuable pursuant thereto will be available for issuance under new Awards.

     (c) Rights with Respect to Common Shares and Other Securities. (i) Unless otherwise determined by the Committee in its discretion, a participant to whom an Award of Restricted Stock has been made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Common Shares awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Common Shares as herein provided, ownership of such Common Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Common Shares (provided that such Common Shares, and any new, additional or different shares, or Other Company Securities or property, or other forms of consideration which the participant may be entitled to receive with respect to such Common Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions hereinafter described as determined by the Committee in its discretion), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Committee in its discretion, a participant with whom an Award agreement is made to issue Common Shares in the future shall have no rights as a shareholder with respect to Common Shares related to such agreement until issuance of a certificate to him.

     (ii) Unless otherwise determined by the Committee in its discretion, a participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such a participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Common Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date of the issuance of a stock certificate to him for such Common Shares or other instrument of ownership, if any. Except as provided in Paragraph 15, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

     5. STOCK OPTIONS. The Committee may grant Stock Options either alone, or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter, provided that an Incentive Stock Option may be granted only to an eligible employee of the Company or its parent or subsidiary corporation. Each Stock Option (referred to herein as an "Option") granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Option or the Common Shares issuable upon exercise thereof, as the Committee, in its discretion, shall establish:

     (a) The option price may be less than, equal to, or greater than, the fair market value of the Common Shares subject to such Option at the time the Option is granted, as determined by the Committee, but in no event will such option price be less than 85% of the fair market value of the underlying Common Shares at the time the Option is granted; provided, however, that in the case of an Incentive Stock Option granted to such an employee, the option price shall not be less than the fair market value of the Common Shares subject to such Option at the time the Option is granted, or if granted to such an employee who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of its parent or subsidiary (a "Ten Percent Employee"), such option price shall be not less than 110% of such fair market value at the time the Option is granted; provided, further that in no event will such option price be less than the par value of such Common Shares.

     (b) The Committee shall determine the number of Common Shares to be subject to each option. The number of Common Shares subject to an outstanding Option may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Option are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of a Stock Appreciation Right attached to such Option, or to the extent that any other Award granted in conjunction with such Option is paid.

     (c) The Option may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Option shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

     (d) The Option shall not be exercisable:

          (i) in the case of any Incentive Stock Option granted to a Ten Percent Employee, until after the expiration of five years from the date it is granted, and, in the case of any other Option, until after the expiration of ten years from the date it is granted. Any Option may be exercised during such period only at such time or times and in such installments as the Committee may establish;

          (ii) unless payment in full is made for the shares being acquired thereunder at the time of exercise, such payment shall be made in such form (including, but not limited to, cash, Common Shares, or the surrender of another out standing Award under the Plan, or any combination thereof) as the Committee may determine in its discretion; and

          (iii) unless the person exercising the Option has been, at all times during the period beginning with the date of the grant of the Option and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, or a corporation, or a parent or subsidiary of a corporation, substituting or assuming the Option in a transaction to which Section 425( a) of the Internal Revenue Code of 1986, as amended, or any successor statutory provisions thereto (the "Code"), is applicable, except that:

             (A) in the case of any Non-Qualified Stock Option, if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Non-Qualified Stock Option as if he continued such employment or performance of service; or

             (B) if such person shall cease such employment or performance of services by reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an option which has not expired and has not been fully exercised, such person, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Option has expired), may exercise the Option with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

             (C) if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Option which has not expired and has not been fully exercised, such person may exercise the Option at any time during the period, if any, which the Committee approves (but not beyond the expiration of the Option) following the date he ceased such employment or performance of services with respect to any shares as to which he could have exercised the Option on the date he ceased such employment or performance of services or, in the Committee's discretion, any or all shares under the Option whether or not he could have exercised the Option on the date he ceased such employment or performance of services; or

             (D) if any person to whom an Option has been granted shall die holding an Option which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Option has expired), exercise the Option with respect to any shares as to which the decedent could have exercised the Option at the time of his death, or with respect to such greater number of shares as determined by the Committee.

     (e) In the case of an Incentive Stock Option, the amount of aggregate fair market value of Common Shares (determined at the time of grant of the Option pursuant to subparagraph 5(a) of the Plan) with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year (under all such plans of his employer corporation and its parent and its parent and subsidiary corporations) shall not exceed $100,000.

     (f) It is the intent of the Company that Non-Qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that the Incentive Stock Options granted under the Plan be consistent with and contain or be deemed to contain all provisions required under Section 422A and other other appropriate provisions of the Code and any implementing regulations (and any successor provisions thereof), and that any ambiguities in construction shall be interpreted in order to effectuate such intent. The Agreements providing Non-Qualified Stock Options shall provide that such Options are not "incentive stock options" for the purposes of Section 422A of the Code.

     6. STOCK APPRECIATION RIGHTS. The Committee may grant Stock Appreciation Rights either alone, or in conjunction with Stock Options, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Common Shares issuable upon exercise thereof, as the Committee in its discretion shall establish:

     (a) The Committee shall determine the number of Common Shares to be subject to each Award of Stock Appreciation Rights. The number of Common Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Committee, to the extent that Common Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

     (b) The Award of Stock Appreciation Rights may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution, and shall be exercisable during the grantee's lifetime only by him. Unless the Committee determines otherwise, the Award of Stock Appreciation Rights shall not be exercisable for at least six months after the date of grant, unless the grantee ceases employment or performance of services before the expiration of such six-month period by reason of his disability as defined in Paragraph 12 or his death.

     (c) The Award of Stock Appreciation Rights shall not be exercisable:

          (i) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date it is granted, and, in the case of any other award of Stock Appreciation Rights, after the expiration of ten years from the date it is granted. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Committee may establish;

          (ii) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

          (iii) unless the person exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or an Affiliate, except that

             (A) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such person shall cease to be employed by or otherwise performing services for the Company or an Affiliate solely by reason of a period of Related Employment as defined in Paragraph 14, he may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if he continued such employment or performance of services; or

             (B) if such person shall cease such employment or performance of services for reason of his disability as defined in Paragraph 12 or early, normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee, in its discretion, for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may, at any time within three years (or such other period determined by the Committee) after the date he ceased such employment or performance of services (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services, or with respect to such greater number of shares as determined by the Committee; or

             (C) if such person shall cease such employment or performance of services for reasons other than Related Employment, disability, early, normal or deferred retirement or death (as provided elsewhere) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Committee approves (but in no event after the Award of Stock Appreciation Rights expires) following the date he ceased such employment or performance of services with respect to any shares as to which he could have exercised the Award of Stock Appreciation Rights on the date he ceased such employment or performance of services or as otherwise permitted in the Committee's discretion; or

             (D) if any person to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Committee) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any shares as to which the decedent could have exercised the Award of Stock Appreciation Rights at the time of his death, or with respect to such greater number of shares as determined by the Committee.

     (d) An Award of Stock Appreciation Rights shall entitle the holder (or any person entitled to act under the provisions of subparagraph 6(c)(iii)(D) hereof) to exercise such Award or to surrender unexercised the option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Common Shares having an aggregate value equal to the excess of the fair market value of one share, at the time of such exercise, over the exercise price (or Option Price, as the case may be) per share, times the number of shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Committee shall be entitled in its discretion to elect to settle the obligation arising out of the exercise of a Stock Appreciation Right by the payment of cash or Other Company Securities or property, or other forms of payment, or any combination thereof, as determined by the Committee, equal to the aggregate value of Common Shares it would otherwise be obligated to deliver. Any such election by the Committee shall be made as soon as practicable after the receipt by the Committee of written notice of the exercise of the Stock Appreciation Right. The value of a Common Share, Other Company Securities or property, or other forms of payment determined by the Committee for this purpose shall be the fair market value thereof on the last business day next preceding the date of the election to exercise the Stock Appreciation Right, unless the Committee, in its discretion, determines otherwise.

     (e) A Stock Appreciation Right may provide that it shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of the Stock Appreciation Right or of the related Option (or other Award), or such other date as specified by the Committee, if at such time such Stock

Appreciation Right has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in subparagraph 6(d) hereof.

     (f) No fractional shares may be delivered under this Paragraph 6, but in lieu thereof a cash or other adjustment shall be made as determined by the Committee in its discretion.

     7. RESTRICTED STOCK. Each Award of Restricted Stock under the Plan shall be evidenced by an instrument in such form as the Committee shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions as the Committee, in its discretion, shall establish:

     (a) The Committee shall determine the number of Common Shares to be issued to a participant pursuant to the Award, and the extent, if any, to which they shall be issued in exchange for cash, other consideration, or both.

     (b) Common Shares issued to a participant in accordance with the Award may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution, or as otherwise determined by the Committee, for such period as the Committee shall determine, from the date on which the Award is granted (the "Restricted Period"). The Company will have the option, at the Committee's discretion, to repurchase the shares subject to the Award at such price as the Committee shall have fixed or to provide for forfeiture to the Company of the shares subject to the Award, which option or forfeiture may be exercisable (i) if the participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason, except solely by reason of a period of Related Employment as defined in Paragraph 14, or except as otherwise provided in subparagraph 7(c), prior to the expiration of the Restricted Period,
(ii) if, on or prior to the expiration of the Restricted Period or the earlier lapse of such forfeiture option, the participant has not paid to the Company an amount equal to any federal, state, local or foreign income or other taxes which the Company determines is required to be withheld in respect of such shares, or
(iii) under such other circumstances as determined by the Committee in its discretion. Such repurchase option or forfeiture shall be exercisable on such terms, in such manner and during such period as shall be determined by the Committee when the Award is made or as amended thereafter, except as otherwise determined in the Committee's discretion. Each certificate for Common Shares issued pursuant to a Restrict Stock Award shall bear an appropriate legend referring to the foregoing repurchase option or forfeiture and other restrictions and to the fact that the shares are party paid, shall be deposited by the award holder with the Company, together with a stock power endorsed in blank, or shall be evidenced in such other manner permitted by applicable law as determined by the Committee in its discretion. Any attempt to dispose of any such Common Shares in contravention of the foregoing repurchase and forfeiture options and other restrictions shall be null and void and without effect. If Common Shares issued pursuant to a Restricted Stock Award shall be repurchased or forfeited pursuant to the repurchase option described above, the participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Company the certificates for the Common Shares awarded to the participant, accompanied by such instrument of transfer, if any, as may reasonably be required by the Secretary of the Company.

     (c) If a participant who has been in continuous employment or performance of services for the Company or an Affiliate since the date on which a Restricted Stock Award was granted to him shall, while in such employment or performance of services, die, or terminate such employment or performance of services by reason of disability as defined in Paragraph 12 or by reason of early normal or deferred retirement under an approved retirement program of the Company or an Affiliate (or such other plan or arrangement as may be approved by the Committee in its discretion, for this purpose) and any of such events shall occur after the date on which the Award was granted to him and prior to the end of the Restricted Period of such award, the Committee may determine to cancel the repurchase option or forfeiture (and any and all other restrictions) on any or all of the Common shares subject to such Award; and the repurchase option or forfeiture shall become exercisable at such time as to the remaining shares, if any.

     8. PERFORMANCE GRANTS. The Award of a Performance Grant ("Performance Grant") to a participant will entitle him to receive a specified amount determined by the Committee (the "Actual Value"), if the terms and conditions specified herein and in the Award are satisfied. Each Award of a Performance Grant shall be subject to the following terms and conditions, and to such other terms and conditions, including but not limited to, restrictions upon any cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Committee, in its discretion, shall establish, and shall be embodied in an instrument in such form and substance as is determined by the Committee.

     (a) The Committee shall determine the value or range of values of a Performance Grant to be awarded to each participant selected for an award and whether or not such a Performance Grant is granted in conjunction with an Award of Options, Stock appreciation Rights, Restricted Stock or other Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to the participant (the "Associated Award"). As determined by the Committee, the maximum value of each Performance Grant (the "Maximum Value") shall be: (i) an amount fixed by the Committee at the time the award is made or amended thereafter, (ii) an amount which varies from time to time based in whole or in part on the then current value of a Common Share, Other Company securities or property, or other securities or property, or any combination thereof, or (iii) an amount that is determinable from criteria specified by the Committee. Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Committee.

     (b) The award period ("Award Period") in respect of any Performance Grant shall be a period determined by the Committee. at the time each award is made the Committee shall establish performance objectives to be attained within the award Period as the means of determining the actual Value of such a Performance grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the participant, the Company, one or more of its subsidiaries or one or more of their divisions or units, or any combination of the foregoing, as the Committee shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. The Actual Value of a Performance Grant shall be equal to its Maximum Value only if the performance objectives are attained in full, but the Committee shall specify the manner in which the Actual Value of Performance Grants shall be determined if the performance objectives are met in part. Such performance measures, the Actual Value or the Maximum Value, or any combination thereof, may be adjusted in any manner by the Committee in its discretion at any time and from time to time during or as soon as practicable after the Award Period, if it determines that such performance measures, the Actual Value or the Maximum Value, or any combination thereof, are not appropriate under the circumstances.

     (c) The rights of a participant in Performance Grants awarded to him shall be provisional and may be cancelled or paid in whole or in part, all as determined by the Committee, if the participant's continuous employment or performance of services for the Company and its Affiliates shall terminate for any reason prior to the end of the Award Period, except solely by reason of a period of Related Employment as defined in Paragraph 14.

     (d) The Committee shall determine whether the conditions of subparagraph 8(b) or 8(c) hereof have been met and, if so, shall ascertain the Actual Value of the Performance Grants. If the Performance Grants have no Actual Value, the Award and such Performance Grants shall be deemed to have been cancelled and the Associated Award, if any, may be cancelled or permitted to continue in effect in accordance with its terms. If the Performance Grants have any Actual Value and:

          (i) were not awarded in conjunction with an Associated Award, the Committee shall cause an amount equal to the actual Value of the Performance Grants earned by the participant to be paid to him or his beneficiary as provided below; or

          (ii) were awarded in conjunction with an Associated award, the Committee shall determine, in accordance with criteria specified by the Committee (A) to cancel the Performance Grants, in which event no amount in respect thereof shall be paid to the participant or his beneficiary, and the Associated

     Award may be permitted to continue in effect in accordance with its terms,
     (B) to pay the Actual Value of the Performance Grants to the participant or his beneficiary as provided below, in which event the Associated Award may be cancelled or (C) to pay to the participant or his beneficiary as provided below, the Actual Value of only a portion of the Performance Grants, in which a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be cancelled, as determined by the Committee.

     Such determination by the Committee shall be made as promptly as practicable following the end of the Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Committee shall determine, and shall be made pursuant to criteria specified by the Committee.

     Payment of any amount in respect of the Performance Grants which the Committee determines to pay as provided above shall be made by the Company as promptly as practicable after the end of the Award Period or at such other time or times as the Committee shall determine, and may be made in cash, Common Shares, Other Company Securities or property, or other forms of payment, or any combination thereof or in such other manner, as determined by the Committee in its discretion. Notwithstanding anything in this Paragraph 8 to the contrary, the Committee may, in its discretion, determine and pay out the Actual Value of the Performance Grants at any time during the Award Period.

     9. DEFERRAL OF COMPENSATION. The Committee shall determine whether or not an Award shall be made in conjunction with deferral of the participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be

          (i) forfeited to the Company or to other participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company and its Affiliates),

          (ii) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures and/or

          (iii) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of the Award, if any.

     10. DEFERRED PAYMENT OF AWARDS. The Committee may specify that the payment of all or any portion of cash, Common Shares, Other securities or property, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Committee shall determine in its discretion. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Common Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Committee in its discretion.

     11. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN. The terms of any outstanding Award under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Option Price of an Option or exercise price of an Award of Stock Appreciation Rights); provided, that no such amendment shall adversely affect in a material manner any right of a participant under the Award without his written consent, unless the Committee determines in its discretion that there have occurred or are about to occur significant changes in the participant's position, duties or responsibilities, or significant changes in economic, legislative, regulatory, tax accounting or cost/benefit conditions which are determined by the Committee in its discretion to have or to be expected to have a substantial effect on the performance of the Company, or any subsidiary, affiliate, division or department thereof, on the Plan or an any Award under the Plan. The Committee may, in its discretion, permit holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

     12. DISABILITY. For the purposes of this Plan, a participant shall be deemed to have terminated his employment or performance of services for the Company and its Affiliates by reason of disability if the Committee shall determine that the physical or mental condition of the participant by reason of which such employment or performance of services terminated was such at that time as would entitle him to payment of monthly disability benefits under any disability plan of the Company or an Affiliate in which he is a participant. If the participant is not eligible for benefits under any disability plan of the Company or an Affiliate, he shall be deemed to have terminated such employment or performance of services by reason of disability if the Committee shall determine that he is permanently and totally disabled within the meaning of
Section 22(e)(3) of the Code.

     13. TERMINATION OF A PARTICIPANT. For all purposes under the Plan, the Committee shall determine whether a participant has terminated employment by or the performance of services for the Company or an Affiliate, provided that transfers between the Company and an Affiliate or between Affiliates, and approved leaves of absence shall not be deemed such a termination.

     14. RELATED EMPLOYMENT. For the purposes of this Plan, Related Employment shall mean the employment or performance of services by an individual for an employer that is neither the Company nor an Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or an Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or an Affiliate or was engaged in Related Employment as herein defined, and (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Committee, in its discretion, as Related Employment for purposes of this Paragraph 14. The death or disability of an individual during a period of Related Employment as herein defined shall be treated, for purposes of this Plan, as if the death or onset of disability had occurred while the individual was employed by or performing services for the Company or an Affiliate.

     15. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Shares of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, share offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, if the Committee shall determine, in its discretion, that such change equitably requires an adjustment in the terms of any Award or the number of Common Shares available for Awards, such adjustment may be made by the Committee and shall be final, conclusive and binding for all purposes of the Plan.

     16. DESIGNATION OF BENEFICIARY BY PARTICIPANT. A participant may name a beneficiary to receive any payment to which he may be entitled in respect of any Award under the Plan in the event of his death, on a written form to be provided by and filed with the Committee, and in a manner determined by the Committee in its discretion. The Committee reserves the right to review and approve beneficiary designations. A participant may change his beneficiary from time to time in the same manner, unless such participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Committee in its discretion. If no designated beneficiary survives the participant and is living on the date on which any amount becomes payable to such participant's beneficiary, such payment will be made to the legal representatives of the participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Committee in its discretion may determine that the amount in question be paid to the legal representatives of the estate of the participant, in which event the Company, the Board and the Committee and the members thereof will have no further liability to anyone with respect to such amount.

     17.  CHANGE IN CONTROL.

     (a) Upon any Change in Control:

          (i) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;

          (ii) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the participants entitled thereto; and

          (iii) All Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Award payable shall be the portion of the maximum possible Award allocable to the portion of the Award Period that had elapsed and the results achieved during such portion of the Award Period.

     (b) For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

          (i) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding voting securities; or

          (ii) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board (as hereinafter defined), are elected within any single 24-month period to serve on the Board of Directors; or

          (iii) members of the Incumbent Board cease to constitute a majority of the Board of Directors without the approval of the remaining members of the Incumbent Board; or

          (iv) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under subparagraphs (i),
     (ii) or (iii) of this paragraph (b)), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to subparagraph (i) of this paragraph (b) solely because 25% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Section 17, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder, as in effect on December 15, 1993; and the term "Incumbent Board" shall mean (A) the members of the Board of Directors of the Company on December 31, 1993, to the extent that they continue to serve as members of the Board of Directors, and (B) any individual who becomes a member of the Board of Directors after December 31, 1993, if his election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

     18.  MISCELLANEOUS PROVISIONS.

     (a) No employee or other person shall have any claim or right to be granted an Award under the Plan. Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such eligible individuals are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any employee or other person any right to continue to be employed by or perform services for the Company or any Affiliate, and the right to terminate the employment of or performance of services by any participant at any time and for any reason is specifically reserved.

     (b) No participant or other person shall have any right with respect to the Plan, the Common Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the

Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through him) have been met.

     (c) Except as may be approved by the Committee where such approval shall not adversely affect compliance of the Plan with Rule 16b-3 under the Exchange Act, a participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent and distribution and shall be exercisable during the participant's lifetime only by him.

     (d) No Common Shares, Other Company Securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

     (e) It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

     (f) The Company and its Affiliates shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Committee may, in its discretion, permit an eligible participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Committee shall deem to be appropriate including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

     (g) The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for an
Affiliate:

          (i) if such Award results in payment of cash to the participant, such Affiliate shall pay to the Company an amount equal to such cash payment unless the Committee shall otherwise determine in its discretion;

          (ii) if the Award results in the issuance by the Company to the participant of Common Shares, Other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, such Affiliate shall, unless the Committee shall otherwise determine in its discretion, pay to the Company an amount equal to the fair market value thereof, as determined by the Committee, on the date such Common Shares, other Company Securities or property, other securities or property, or other forms of payment, or any combination thereof, are issued (or in the case of the issuance of Restricted Stock or of Common Shares, Other Company Securities or property, or other securities or property, or
     other forms of payment        subject to transfer and forfeiture
     conditions, equal to the fair market value thereof on the date on which they are no longer subject to applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Common Shares, Other

     Company Securities or property, other securities or property or other forms of payment, or any combination thereof, all as the Committee shall determine in its discretion; and

          (iii) the foregoing obligations of any such Affiliate entity shall survive and remain in effect and binding on such entity even if its status as an Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and the entity.

     (h) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

     (i) By accepting any Award or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken by the Company, the Board or the Committee or its delegates.

     (j) Fair market value in relation to Common Shares, Other Company Securities or property, other securities or property or other forms of payment of Awards under the Plan or any combination thereof, as of any specific time shall mean such value as determined by the Committee in accordance with applicable law.

     (k) The masculine pronoun includes the feminine and the singular includes the plural wherever appropriate.

     (l) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Common Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

     (m) The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Delaware.

     19. PLAN AMENDMENT OR SUSPENSION. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by shareholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 under the Exchange Act and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any participant with respect to any Award theretofore granted without such participant's written consent, except as permitted under Paragraph 11.

     20. PLAN TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur:

     (a) upon the adoption of a resolution of the Board terminating the Plan; or

     (b) ten years from the date the Plan is initially approved and adopted by the shareholders of the Company in accordance with Paragraph 21 hereof; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without his consent, under any Award theretofore granted under the Plan except that subsequent to termination of the Plan, the Committee may make amendments permitted under Paragraph 11.

     21. SHAREHOLDER ADOPTION. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or before December 31, 1993, or at any adjournment thereof. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been so approved and adopted. The shareholders shall be deemed to have approved and adopted the Plan only if it is approved and adopted at a meeting of the shareholders duly held by vote taken in the manner required by the laws of the State of Delaware and the applicable Federal securities laws.

                                                                       EXHIBIT B

                            ALLEGRO NEW MEDIA, INC.

           OUTSIDE DIRECTOR AND ADVISOR STOCK OPTION PLAN, AS AMENDED

     1. PURPOSE. Allegro New Media, Inc. (the "Company") hereby adopts the Allegro New Media, Inc. Outside Director and Advisor Stock Option Plan (the "Plan"). The Plan is intended to recognize the contributions made to the Company by the non-employee members of the Board of Directors and Board of Advisors of the Company or an Affiliate (as defined below), to provide such persons with additional incentive to devote themselves to the future success of the Company or an Affiliate, and to improve the ability of the Company or an Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of options to purchase the Company's Common Stock, par value $.001 per share (the "Common Stock").

     2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

          (a) "Affiliate" means a corporation which is a parent corporation or a subsidiary corporation with respect to the Company within the meaning of
     Section 424(e) or (f) of the Code.

          (b) "Board of Directors" or "Board" means the Board of Directors or the Board of Advisors of the Company.

          (c) "Change in Control" shall have the meaning as set forth in Section 9 of the Plan.

          (d) "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" shall have the meaning set forth in Section 3 of the Plan.

          (f) "Company" means Allegro New Media, Inc., a Delaware corporation.

          (g) "Disability" shall have the meaning set forth in Section 22(e)(3) of the Code.

          (h) "Fair Market Value" shall have the meaning set forth in Subsection 8(c) of the Plan.

          (i) "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an "incentive stock option" within the meaning of Section 422(b) of the Code.

          (j) "Option" means a Non-qualified Stock Option granted under the Plan.

          (k) "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

          (l) "Option Document" means the document described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

          (m) "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(c) of the Plan.

          (n) "Outside Director" means a member of the Board of Directors or the Board of Advisors of the Company who is not an employee of the Company or an Affiliate.

          (o) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

          (p) "Shares" means the shares of Common Stock of the Company which are the subject of Options.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Company; however, the Board of Directors may designate a committee composed of two or more of its Directors to operate and administer the Plan in its stead.

     (a) Meetings. The Committee shall hold meetings at such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

     (b) Administration. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

     (c) Exculpation. No member of the Board of Directors shall be personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to
(i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (iii) acts or omissions that would result in liability under Section 174 of the General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

     (d) Indemnification. Service on the Committee shall constitute service as a member of the Board of Directors of the Company. Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee, whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

     4. GRANTS UNDER THE PLAN. Grants under the Plan may only be in the form of a Non-qualified Stock Option.

     5. ELIGIBILITY. All Outside Directors shall be eligible to receive Options hereunder. The Committee, in its sole discretion, shall determine whether an individual is eligible to receive Options under the Plan.

     6. SHARES SUBJECT TO PLAN. The aggregate maximum number of Shares for which Options may be granted pursuant to the Plan is FIVE hundred thousand (500,000), subject to adjustment as provided in Section 10 of the Plan. The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company. If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan

     7. TERM OF THE PLAN. The Plan is effective as of August 2, 1995, the date on which it was adopted by the Board of Directors, subject to the approval of the Plan on or before December 31, 1995 by a majority of the votes cast at a duly called meeting of the stockholders at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting. If the Plan is not so approved on or before December 31, 1995, all Options granted under the Plan shall be null and void. No Option may be granted under the Plan after December 31, 2005.

     8. OPTION DOCUMENTS AND TERMS. Each Option granted under the Plan shall be a Non-qualified Stock Option. Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

     (a) Number of Option Shares. Each Option Document shall state the number of Shares to which it pertains. An Optionee may receive more than one Option on the terms and subject to the conditions and restrictions of the Plan.

     (b) Timing of Grants; Number of Shares Subject of Options. Each Outside Director shall be granted, on the earlier of (i) August 1, 1995 or (ii) his or her becoming an Outside director, an Option to purchase twenty five thousand (25,000) Shares. Thereafter, each Outside Director shall be granted annually, commencing on the first day of August, 1996 and on the first day of each August thereafter, an Option to purchase ten thousand (10,000) Shares; provided that if at the time of any grant of Options the number of Shares reserved for issuance under this Plan is less than the number of Shares underlying the Options to be granted pursuant to the terms hereof, then the number of Options granted to each director shall be reduced proportionately.

     (c) Option Price. Each Option Document shall state the Option Price, which shall be equal to the Fair Market Value of the Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common Stock is listed on a national securities exchange or included in the NASDAQ National Market System, the average of the last reported sale prices thereof on the five (5) trading days preceding the date of grant, or if the Common Stock is not so listed included, the average of the mean between the last reported "bid" and "asked" prices thereof on the five
(5) trading days preceding the date of grant, as reported on NASDAQ, or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Common Stock is not traded in a public market, then the Fair Market Value thereof shall be determined by the Board of Directors or the Committee.

     (d) Exercise. Each Option shall be exercisable on the date of grant to the extent of not more than thirty-three and one-third percent (33-1/3%) of the Shares granted. After the expiration of one (1) year from the date of grant, the Option may be exercised to the extent of not more than sixty-six and two-thirds percent (66-2/3%) of the Shares granted, and after the expiration to two (2) years from the date of grant, the Option may be exercised to the extent of not more than one hundred percent (100%) of the shares granted. No Option shall be deemed to have been exercised prior to the receipt by the Company of written notice of such exercise and payment in full of the Option Price for the shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")), contain the Optionee's acknowledgment in form and substance satisfactory to the Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act),
(b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are "restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the Company determines that issuance of Shares should be delayed pending (A) registration under federal or state securities laws, (B) the receipt of an opinion of counsel acceptable to the Company that an appropriate exemption from such registration is available,
(C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Subsection 8(d) has occurred.

     (e) Medium of Payment. An Optionee shall pay for shares (i) in cash, (ii) by certified or cashier's check payable to the order of the Company, or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Without limiting the foregoing, the Committee may provide an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the Company certificates registered in the name of such Optionee representing the shares owned by such

Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock, accompanied by stock powers duly endorsed in blank by the Optionee. In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect to which payment is made, and (ii) such excess number of shares. Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

     (f) Termination of Options.

          All Options granted pursuant to this Plan shall be exercisable until the first to occur of the following:

          (i) Expiration of ten (10) years from the date of grant;

          (ii) Expiration of three (3) months from the date the Optionee's service as an Outside Director terminates for any reason other than Disability or death; or

          (iii) Expiration of one year from the date the Optionee's service with Company as an Outside Director terminates due to the Optionee's Disability or death.

     (g) Transfer. No option granted under the Plan may be transferred, except by will or by the laws of descent and distribution. During the lifetime of the person to whom an Option is granted, such Option may be exercised only by such person. Notwithstanding the foregoing, a Non-qualified Stock Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the Code or within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

     (h) Other Provisions. Subject to the provisions of the Plan, the Option Documents shall contain such other provisions including, without limitation, additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

     (i) Amendment. Subject to the provisions of the Plan, the Committee shall have the right to amend Option Documents issued to an Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be required for any amendment made under Section 9 of the Plan, as applicable.

     9. CHANGE IN CONTROL. In the event of a Change in Control, the Committee may take whatever action it deems necessary or desirable with respect to the Options outstanding, including, without limitation, accelerating the expiration or termination date in the respective Option Documents to a date no earlier than thirty (30) days after notice of such acceleration is given to the Optionees. In addition to the foregoing, in the event of a Change in Control, Options granted pursuant to the Plan shall become immediately exercisable in full.

     A "Change in Control" shall be deemed to have occurred upon the earliest to occur of the following events; (i) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) approve a plan or other arrangement pursuant to which the Company will be dissolved or liquidated, or (ii) the date the stockholders of the Company (or the Board of Directors, if stockholder action is not required) and the stockholders of the other constituent corporation (or its board of directors, if stockholder action is not required) have approved a definitive agreement to merge or consolidate the Company with or into such other corporation, other than, in either case, a merger or consolidation of the Company in which holders of shares of the Company's Common Stock immediately prior to the merger or consolidation will hold at least a majority of the ownership of common stock of the surviving corporation (and, if one class of common stock is not the only class of voting securities entitled to vote on the election of directors of the surviving corporation, a majority of the voting power of the surviving corporation's voting securities) immediately after the merger or consolidation, which common stock (and if applicable voting securities) is to be held in the same proportion as such holders' ownership of Common Stock of the Company immediately before the merger or consolidation, or (iv) the date any entity, person or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended) other than (A) the Company or any of its subsidiaries or any employees benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, or (B) any person who, on the date the Plan is effective, shall have been the beneficial owner of or have voting control over shares of Common Stock of the Company, possessing more than ten percent (10%) of the aggregate voting power of the Company's Common Stock shall have become the beneficial owner of, or shall have obtained voting control over, more than ten percent (10%) of the outstanding shares of the Company's Common Stock, or (v) the first day after the date this Plan is effective when directors are elected such that a majority of the Board of Directors been members of the Board of Directors for less than two (2) years, unless the nomination for election of each new director who was not a director at the beginning of such two (2) year period was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

     10. ADJUSTMENTS ON CHANGES IN CAPITALIZATION. The aggregate number of Shares and class of Shares as to which Options may be granted hereunder, the number and class or classes of Shares covered by each outstanding Option and the Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment (not including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company. The Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final, binding and conclusive.

     11. AMENDMENT OF THE PLAN. The Board of Directors of the Company may amend the Plan from time to time in such manner as it may deem advisable. The provisions of the Plan relating to (i) which directors shall be granted Options pursuant to Section 8; (ii) the amount of Shares subject to Options granted pursuant to Section 8; (iii) the price at which Shares subject to Options granted pursuant to Section 8 may be purchased; and (iv) the timing of grants of Options pursuant to Section 8, shall not be amended more than once every six (6) months, other than to comport with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. No amendment to the Plan shall adversely affect any outstanding Option, however, without the consent of the Optionee that holds such Option.

     12. NO COMMITMENT TO RETAIN. The grant of an Option pursuant to the Plan shall not be construed to imply or to constitute evidence of any agreement, express or implied, on the part of the Company or any Affiliate to retain the Optionee as a member of the Company's Board of Directors or in any other capacity.

     13. WITHHOLDING TAXES. Whenever the Company proposes or is required to deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (a) require the recipient to remit or otherwise make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities. The Company's obligation to make any delivery or trans fer of Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

     14. INTERPRETATION. The Plan is intended to enable transactions under the Plan with respect to directors and officers (within the meaning of Section 16(a) under the Securities and Exchange Act of 1934, as amended) to satisfy the conditions of Rule 16B-3; to the extent that any provision of the Plan, or any provisions of any Option granted pursuant to the Plan, would cause a conflict with such conditions or would cause the administration of the Plan as provided in Section 3 to fail to satisfy the conditions of Rule 16b-3, such provision shall be deemed null and void to the extent permitted by applicable law.

ALLEGRO NEW MEDIA, INC.

        The undersigned hereby appoints Barry A. Cinnamon and Mark E. Leininger, or either of them, attorneys and Proxies with full power of substitution in each of them, in the name and stead of the undersigned to vote as Proxy all the stock of the undersigned in ALLEGRO NEW MEDIA, INC., a Delaware corporation, at the Annual Meeting of Stockholders scheduled to be held on September 5, 1996 and any adjournments thereof.

The Board of Directors recommends a vote FOR the following proposals:

1.  Election of the following nominees, as set forth in the proxy statement:

    Lori Kramer Cinnamon, George L. Lauro and Mark E. Leininger

    [  ]  FOR all nominees listed below  [  ] WITHHOLD authority to vote
          (Instruction: To withhold authority to vote for any individual nominee, print the nominee's name on the line provided below)

          -----------------------------------------------------------------

2. Proposal to amend the Company's 1994 Long Term Incentive Plan, increasing the number of shares available for options from 400,000 to 1,000,000, as set forth in Exhibit "A".

        FOR [  ]                AGAINST [  ]                    ABSTAIN  [  ]

3. Proposal to amend the Company's Outside Director and Advisor Stock Option Plan, increasing the number of shares authorized from 300,000 to 500,000, as set forth in Exhibit "B".

        FOR [  ]                AGAINST [  ]                    ABSTAIN  [  ]

4. Upon such other business as may properly come before the meeting or any adjournment thereof.

                  (Continued and to be signed on reverse side)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY PROXIES, AND EACH OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, SHAREHOLDERS MAY WITHHOLD THE VOTE FOR ONE OR MORE NOMINEE(S) BY WRITING THE NOMINEE(S) NAME(S) IN THE BLANK SPACE PROVIDED ON THE REVERSE HEREOF. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR PROPOSALS 1 THROUGH 3, AS SET FORTH ON THE REVERSE HEREOF.


Dated:           , 1996                                                   [L.S.]
      ----------                       ----------------------------------

                                                                          [L.S.]
                                       ----------------------------------
                                       (Note: Please sign exactly as your name
                                       appears hereon. Executors,
                                       administrators, trustees, etc. should so indicate when signing, giving full time as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)

        PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE